UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

Decarbonization Plus Acquisition Corporation III

(Exact name of registrant as specified in its charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	DCRCU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRCW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement and Plan of Reorganization

On June 15, 2021, Decarbonization Plus Acquisition Corporation III, a Delaware corporation (“DCRC”), DCRC Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of DCRC (“Merger Sub”), and Solid Power, Inc., a Colorado corporation (the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of DCRC (the “Surviving Corporation”).

Conversion of Securities

The Company will cause each share of the Company’s preferred stock, par value $0.0001 per share, designated as Series A-1 Preferred Stock in the Company’s Fourth Amended and Restated Articles of Incorporation of the Company, dated April 30, 2021 (the “Company Charter”) (the “Series A-1 Preferred Stock”) and the Company’s preferred stock, par value $0.0001 per share, designated as Series B Preferred Stock in the Company Charter (the “Series B Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Company Preferred Stock”) that is issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) to be automatically converted, effective immediately prior to the Effective Time, into a number of shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), at the then effective conversion rate as calculated pursuant to the Company Charter (the “Conversion”). After the Conversion, such converted shares of Company Preferred Stock will no longer be outstanding and will cease to exist.

At the Effective Time, by virtue of the Merger and without any action on the part of DCRC, Merger Sub, the Company or the holders of any of the Company’s securities:

(a)

Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (including shares of Company Common Stock resulting from the Conversion, but excluding Company Restricted Stock (as defined below) and excluding any Dissenting Shares (as defined in the Business Combination Agreement)) will be canceled and converted into the right to receive the number of shares of Class A Common Stock, par value $0.0001 per share, of DCRC, which shall be re-designated as “common stock, par value $0.0001 per share” in the DCRC Charter (as defined below) (“DCRC Class A Common Stock”), equal to the Exchange Ratio. The “Exchange Ratio” means the following ratio: the quotient obtained by dividing the Company Merger Shares by the Company Outstanding Shares. The “Company Merger Shares” means 123,900,000. The “Company Outstanding Shares” means the sum of (without duplication) (i) the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, expressed on a fully-diluted and as-converted to Company Common Stock basis, and including, for the avoidance of doubt, the number of shares of Company Common Stock issuable in the Conversion, plus (ii) the number of shares of Company Common Stock issuable upon the net exercise of Company Options (as defined below) that are vested, unexpired, issued and outstanding as of immediately prior to the Effective Time, assuming that the fair market value of shares of Company Common Stock issuable pursuant to the Company Options equals (x) the Exchange Ratio multiplied by (y) $10.00, plus (iii) the number of shares of Company Common Stock issuable upon the net exercise of Company Warrants (as defined below) that are unexpired, issued and outstanding as of immediately prior to the Effective Time, assuming the fair market value of shares of Company Common Stock issuable pursuant to the Company Warrants equals (x) the Exchange Ratio multiplied by (y) $10.00, provided, that the Company Outstanding Shares excludes any unvested Company Options, certain promised and unissued Company Options and the number of shares of Company Common Stock subject to awards for Company Restricted Stock;

(b)

Each share of Company Common Stock held in treasury of the Company will be canceled without any conversion thereof and no payment or distribution will be made with respect to such Company Common Stock;

(c)

Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(d)

Each warrant to purchase shares of Company Common Stock (the “Company Warrants”) outstanding and unexercised immediately prior to the Effective Time will automatically be converted into a warrant (each such resulting warrant, an “Assumed Warrant”) to acquire a number of shares of DCRC Class A Common Stock equal to (i) the number of shares of Company Common Stock subject to the applicable Company Warrant multiplied by (ii) the Exchange Ratio, rounding the resulting number down to the nearest whole number of shares of DCRC Class A Common Stock, at an adjusted price equal to (x) the per share exercise price for the shares of Company Common Stock subject to the applicable Company Warrant, as in effect immediately prior to the Effective Time, divided by (y) the Exchange Ratio, rounding the resulting exercise price up to the nearest whole cent;

(e)

Each option to purchase shares of Company Common Stock (“Company Option”), whether or not exercisable and whether or not vested, outstanding immediately prior to the Effective Time will be converted into an option (each such resulting option, an “Exchanged Option”) to purchase a number of shares of DCRC Class A Common Stock equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio; and

(f)

Each award of unvested restricted shares of Company Common Stock (“Company Restricted Stock”) that is outstanding immediately prior to the Effective Time will be released and extinguished in exchange for an award covering an number of restricted shares of DCRC Class A Common Stock (such award of restricted stock, “Exchanged Restricted Stock”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such award of Company Restricted Stock immediately prior to the Effective Time and (y) the Exchange Ratio.

Registration Statement; Proxy Statement

As promptly as practicable after the date of the Business Combination Agreement, DCRC will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (together with the prospectus forming a part thereof and any amendments thereto, the “Registration Statement”) in connection with providing the stockholders of DCRC (the “DCRC Stockholders”) with the opportunity to exercise the redemption rights provided for in the amended and restated certificate of incorporation of DCRC (the “DCRC Charter”) and the registration under the Securities Act of 1933, as amended (the “Securities Act”), of all the shares of DCRC Class A Common Stock to be issued pursuant to the Business Combination Agreement, which will include a proxy statement in preliminary form (as amended or supplemented, the “Proxy Statement”), relating to the meeting of the DCRC Stockholders (the “DCRC Stockholders’ Meeting”), to be held to consider (i) approval and adoption of the Business Combination Agreement, the Merger and the Proposed Transactions, (ii) approval of the issuance of DCRC Class A Common Stock as contemplated by the Subscription Agreements (as defined below) in accordance with the rules and regulations of the NASDAQ Capital Market (“NASDAQ”), (iii) approval of the second amended and restated certificate of incorporation of DCRC, (iv) the election of certain individuals as were mutually agreed by the parties, to the board of directors of DCRC, (v) approval and adoption of a customary equity incentive plan and employee stock purchase plan and (vi) any other proposals that either party reasonably requests to effectuate the Merger and the Proposed Transactions (collectively, the “DCRC Proposals”).

Stock Exchange Listing

DCRC will use its reasonable best efforts to cause the shares of DCRC Class A Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on NASDAQ at the closing of the Merger (the “Closing”). Until the Closing, DCRC will use its reasonable best efforts to keep the DCRC Class A Common Stock, units and warrants listed for trading on the NASDAQ.

Other Covenants

The Business Combination Agreement contains certain other covenants of the parties, including, among others, covenants requiring that (a) the parties will conduct their respective businesses in the ordinary course through the consummation of the Merger, and (b) DCRC and the Company will (x) not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and (y) cease discussions regarding alternative transactions.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto relating to, among other things, their (a) organization and structure, (b) ability to enter into the Business Combination Agreement, (c) outstanding capitalization and (d) compliance with laws.

Registration Rights Agreement

In connection with the Closing, that certain Registration Rights Agreement dated March 23, 2021 (the “IPO Registration Rights Agreement”) will be amended and restated and DCRC, certain persons and entities holding securities of DCRC prior to the Closing (the “Initial Holders”) and certain persons and entities receiving DCRC Class A Common Stock pursuant to the Merger (the “New Holders” and together with the Initial Holders, the “Reg Rights Holders”) will enter into that amended and restated IPO Registration Rights Agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, DCRC will agree that, within 30 days after the Closing, DCRC will file with the SEC (at DCRC’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and DCRC will use its reasonable best efforts to have the Resale Registration Statement declared effective as promptly as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand the Company’s assistance with underwritten offerings and block trades, and the Reg Rights Holders will be entitled to certain piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than three business days following the satisfaction or waiver of all of the closing conditions.

Conditions to Closing

Mutual

The obligations of the Company, DCRC and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver of certain conditions, including, but not limited to (a) the written consent of the requisite stockholders of the Company in favor of the approval and adoption of the Business Combination Agreement and the Merger and all other transactions contemplated by the Business Combination Agreement (the “Written Consent”) having been delivered to DCRC, (b) approval and adoption of the DCRC Proposals by DCRC Stockholders, (c) the absence of any law or order that makes the Proposed Transactions illegal or otherwise prohibits consummation of the Proposed Transactions, (d) expiration or termination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (e) listing of DCRC Class A Common Stock on the NASDAQ or another exchange mutually agreed to by the parties, as of the date of Closing (the “Closing Date”), (f) the Registration Statement shall have been declared effective under the Securities Act, (g) DCRC shall have at least $5,000,001 of net tangible assets following the exercise of redemption rights in accordance with the DCRC Charter and after giving effect to the PIPE (as defined below) or the DCRC Class A Common Stock shall not constitute “penny stock” as such term is defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (h) DCRC shall have provided an opportunity to the DCRC Stockholders to have their DCRC Class A Common Stock redeemed according to the DCRC Charter, the Investment Management Trust Agreement, dated as of March 23, 2021, between DCRC and Continental Stock Transfer & Trust Company and the Proxy Statement.

DCRC and Merger Sub

In addition, the obligations of DCRC and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver of certain additional conditions, including, but not limited to, (a) the representations and warranties of the Company being true and correct to the standards applicable to such representations and warranties, (b) each of the covenants of the Company having been performed or complied in all material respects and (c) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement).

The Company

The obligations of the Company to consummate the Proposed Transactions are also subject to the satisfaction or waiver of certain additional conditions, including, but not limited to, (a) the representations and warranties of DCRC and Merger Sub being true and correct to the standards applicable to such representations and warranties, (b) each of the covenants of DCRC and Merger Sub having been performed or complied in all material respects, (c) the absence of a DCRC Material Adverse Effect (as defined in the Business Combination Agreement), (d) DCRC having made all necessary and appropriate arrangements to have all of the funds held in DCRC’s trust account (the “Trust Account”) disbursed to DCRC immediately prior to the Effective Time, and all such funds released from the Trust Account being available for immediate use to DCRC in respect of all or a portion of the payments obligations set forth in the Business Combination Agreement and the payment of DCRC’s fees and expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions and (e) as of the Closing, after consummation of the PIPE and after distribution of the funds in the Trust Account pursuant to the Business Combination Agreement, DCRC having unrestricted cash on hand equal to or in excess of $300,000,000 (without, for the avoidance of doubt, taking into account any transaction fees, costs and expenses paid or required to be paid in connection with the Proposed Transactions and the PIPE).

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of the Company or DCRC, as follows:

(a)	By mutual written consent of DCRC and the Company;

(b)

By DCRC or the Company, if (i) the Effective Time will not have occurred prior to the date that is 180 days after the date of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition to the Merger on or prior to the Outside Date, and, if on the Outside Date certain conditions set forth in the Business Combination Agreement are not satisfied, but all the other conditions to Closing have been satisfied, (other than those conditions that by their nature cannot be satisfied until the Closing Date), then the Outside Date will be deemed automatically extended without further action until three (3) months after the Outside Date, (ii) any governmental authority in the United States has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent), which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions, including the Merger, (iii) any of the DCRC Proposals fail to receive the requisite vote for approval at the DCRC Stockholders’ Meeting or (iv) in the event of a breach by the other party of any representation, warranty, covenant or other agreement which (a) would give rise to the failure of a closing condition, if it was continuing on the Closing Date, and (b) to the extent such breach is curable, has not been cured within 15 days after notice of such breach is provided by the breaching party to the non-breaching party; or

(c)	By DCRC, if the Company has failed to deliver the Written Consent to DCRC within five business day of the Registration Statement becoming effective.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party hereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful and material breach of the Business Combination Agreement for the party thereto that committed such breach.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about DCRC, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by DCRC, the Company and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about DCRC, the Company or Merger Sub.

Stockholder Support Agreement

In connection with the execution of the Business Combination Agreement, on June 15, 2021, DCRC and certain stockholders of the Company entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”) pursuant to which, among other things, such stockholders agreed to vote all of their shares of Company Common Stock and Company Preferred Stock in favor of the approval and adoption of the Proposed Transactions, including agreeing to execute the Written Consent within five business days of the Registration Statement becoming effective. Additionally, such stockholders have agreed, among other things, not to, prior to the Effective Time, (a) transfer any of their shares of Company Common Stock and Company Preferred Stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions, or (b) enter into any voting arrangement that is inconsistent with the Stockholder Support Agreement.

Such stockholders and certain other stockholders also agreed not transfer any of their shares of DCRC Class A Common Stock received in the Merger, or upon exercise of Assumed Warrants, Exchanged Options or Exchanged Restricted Stock received in the Merger, for a period of the shorter of (i) six months following the Closing and (ii) the termination, expiration or waiver of the lock-up period covering the Sponsor’s DCRC Class A Common Stock, subject to certain customary exceptions. Such restrictions on transfer will be set forth in the bylaws DCRC will adopt in connection with Closing, which will apply to all investors of the Company that receive securities of DCRC in connection with Merger; provided, however, the Company agreed in the Stockholder Support Agreement that any waiver or termination of such lock-up period with respect to the DCRC Class A Common Stock held by BMW Holding B.V., Ford Motor Company, Volta Energy Storage Fund I, LP, Volta SPV SPW, LLC, Volta SPW Co-Investment, LP or any of their respective affiliates (the “Covered Group”) shall be deemed to be a proportional waiver or termination of the lock-up period with respect to the DCRC Class A Common Stock owned by the other members of the Covered Group.

The foregoing description of the Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Stockholder Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Furthermore, the foregoing description of the bylaws that DCRC will adopt in connection with Closing is qualified in its entirety by reference to the full text of the form of such bylaws, a copy of which is included as Exhibit H to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Letter

In connection with the execution of the Business Combination Agreement, on June 15, 2021, the Sponsor and certain directors of DCRC entered into a letter agreement with the Company and DCRC (the “Sponsor Letter”), pursuant to which, among other things, the Sponsor such directors agreed to (i) waive the anti-dilution rights set forth in the DCRC Charter with respect to shares of DCRC’s Class B common stock, par value $0.0001 per share

(the “Founder Shares”), held by them, (ii) comply with the lock-up provisions in the Letter Agreement, dated March 23, 2021, by and among DCRC, the Sponsor and DCRC’s directors and officers and (iii) vote all the shares of DCRC Class A Common Stock and Founder Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Business Combination.

The foregoing description of the Sponsor Letter is qualified in its entirety by reference to the full text of the form of Sponsor Letter, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the execution of the Business Combination Agreement, on June 15, 2021, DCRC and the Company entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and DCRC agreed to sell to the Subscribers, an aggregate of 16,500,000 shares of DCRC Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $165,000,000, in a private placement (the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, DCRC agreed that, within 30 calendar days after the Closing Date, DCRC will file with the SEC (at DCRC’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and DCRC will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The offering of the securities of DCRC that may be issued in connection with the Subscription Agreements has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 15, 2021, DCRC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that DCRC and the Company will hold a conference call on June 15, 2021 at 8:00 am Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Proposed Transaction, DCRC will file the Registration Statement with the SEC, which will include a proxy statement/prospectus of DCRC. DCRC also plans to file other relevant materials with the SEC in connection with the Proposed Transactions. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the Proposed Transactions because they will contain important information about the Proposed Transactions and the parties thereto. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report Form 8-K.

Participants in the Solicitation

DCRC and its directors and officers may be deemed participants in the solicitation of proxies of DCRC Stockholders in connection with the Proposed Transactions. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s final prospectus for its initial public offering, which was filed with the SEC on March 25, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Proposed Transactions when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Transactions when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding DCRC’s proposed acquisition of the Company and DCRC’s ability to consummate the transaction, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. DCRC and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or the Company. In addition, DCRC cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Proposed Transactions or give rise to the termination of the agreements related thereto, (ii) the outcome of any legal proceedings that may be instituted against DCRC or the Company following announcement of the transactions, (iii) the inability to complete the Proposed Transactions due to the failure to obtain approval of the DCRC Stockholders, or other conditions to closing in the Business Combination Agreement, (iv) the risk that the Proposed Transactions disrupts DCRC’s or the Company’s current plans and operations as a result of the announcement of the Proposed Transactions, (v) the Company’s ability to realize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Proposed Transactions, (vi) costs related to the Proposed Transactions, (vii) changes in applicable laws or regulations, (viii) rollout of the Company’s business and the timing of expected business milestones, (ix) the effects of competition on the Company’s business, (x) supply shortages in the materials necessary for the production of the Company’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by the DCRC Stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s final prospectus for its initial public offering, which was filed with the SEC on March 25, 2021, and its periodic filings with the SEC, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of June 15, 2021, by and among DCRC, Merger Sub and the Company.

10.1	Stockholder Support Agreement, dated as of June 15, 2021, by and among the DCRC, the Company and the stockholders of the Company named therein.

10.2	Sponsor Letter, dated as of June 15, 2021, by and among the Sponsor, certain directors of DCRC, DCRC and the Company.

99.1	Form of Subscription Agreement.

99.2	Press Release, dated June 15, 2021.

99.3	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION III

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary